Exhibit 10.4

BTHC X, INC.

VOTING AGREEMENT

This Voting Agreement (this “Agreement”) is made as of February 13, 2017 by and among BTHC X, Inc. (the “Company”) and each of the individuals and entities set forth on the signature page hereto (each a “Voting Party” and collectively, the “Voting Parties”). For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Contribution Agreement (as defined below).

RECITALS

WHEREAS, the Company, George Syllantavos, in his capacity as the representative (the “Pubco Representative”) and individually as the “Sponsor”, Ramada Holdings, Inc. (the “Pubco Majority Shareholder”), iOra Software Limited (“iOra”), Stocksfield Limited (“Stocksfield”), Lexalytics, Inc. (“Lex”), and Mark Thompson, in his capacity as the representative of the Contributors (the “Contributor Representative”), entered into a Contribution Agreement dated as of December 31, 2016 (as amended, the “Contribution Agreement”); and

WHEREAS, each of the Voting Parties, currently owns, or on closing of the transactions contemplated by the Contribution Agreement, will own, shares of the Company’s capital stock, and wishes to provide for the election of a member of the Company’s board of directors as provided herein.

NOW THEREFORE, in consideration of the foregoing and of the promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.                  Agreement to Vote. During the term of this Agreement and to the extent they are entitled under the Company’s constituent or organizational documents or agreements to vote on such matters, each Voting Party agrees to vote all securities of the Company that may be voted in the election of the Company’s directors that such Voting Party owns from time to time (hereinafter referred to as the “Voting Shares”) in accordance with the provisions of this Agreement, whether at a regular or special meeting of stockholders or any class or series of stockholders or by written consent.

2.                  Election of Boards of Directors.

2.1              Voting. During the term of this Agreement, and subject to the Company’s constituent or organizational documents or agreements, each Voting Party agrees to vote all Voting Shares in such manner as may be necessary to elect (and maintain in office) as a member of the Company’s Board of Directors: (a) George Syllantavos, or, if he is unable to serve, a person designated by the Pubco Majority Shareholder; (b) Mark Thompson, or, if he is unable to serve, a person designated by Stocksfield; and (c) Michael Fasci, or, if he is unable to serve, a person designated by Stocksfield.

2.2              Obligations; Removal of Directors; Vacancies. The obligations of the Voting Parties pursuant to this Section 2 shall include any stockholder vote to amend the Company’s organizational documents as required to effect the intent of this Agreement. Each of the Voting Parties and the Company agree not to take any actions that would materially and adversely affect the provisions of this Agreement and the intention of the parties with respect to the composition of the Company’s Board of Directors as herein stated. The parties acknowledge that the fiduciary duties of each member of the Company’s Board of Directors are to the Company’s stockholders as a whole. In the event any director elected pursuant to the terms hereof ceases to serve as a member of the Company’s Board of Directors, the Company and the Voting Parties agree to take all such action as is reasonable and necessary, including the voting of shares of capital stock of the Company by the Voting Parties as to which they have beneficial ownership, to cause the election or appointment of such other substitute person to the Board of Directors as may be designated on the terms provided herein.

3.                  Successors in Interest of the Voting Parties and the Company. During the Term, the provisions of this Agreement shall be binding upon the successors in interest of any Voting Party with respect to any of such Voting Party’s Voting Shares or any voting rights therein, unless and until such shares are sold into the public markets. During the Term, each Voting Party shall not, and the Company shall not, permit the transfer of any Voting Party’s Voting Shares (except for sales of Voting Shares into the public markets), unless and until the person to whom such securities are to be transferred shall have executed a written agreement pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person was a Voting Party hereunder.

4.                  Covenants. The Company and each Voting Party agrees to take all actions required to ensure that the rights given to each Voting Party hereunder are effective and that each Voting Party enjoys the benefits thereof. Such actions include, without limitation, the use of best efforts to cause the nomination of the designees, as provided herein, for election as directors of the Company. Neither the Company nor any Voting Party will, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company or any such Voting Party, as applicable, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of each Voting Party hereunder against impairment.

5.                  Grant of Proxy. The parties agree that this Agreement does not constitute the granting of a proxy to any party or any other person; provided, however, that should the provisions of this Agreement be construed to constitute the granting of proxies, such proxies shall be deemed coupled with an interest and are irrevocable for the term of this Agreement.

6.                  Restrictive Legend. Until the termination of this Agreement, each certificate representing any of the Voting Shares shall be marked by the Company with a legend reading as follows:

“THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER) AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON HOLDING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT.”

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7.                  Specific Enforcement. It is agreed and understood that monetary damages would not adequately compensate an injured party for the breach of this Agreement by any party hereto, that this Agreement shall be specifically enforceable, and that any breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach and agrees that a party’s rights would be materially and adversely affected if the obligations of the other parties under this Agreement were not carried out in accordance with the terms and conditions hereof.

8.                  Manner of Voting. The voting of shares pursuant to this Agreement may be effected in person, by proxy, by written consent or in any other manner permitted by applicable law.

9.                  Termination. The term of this Agreement (the “Term”) shall last until and terminate on the date that is the earlier of: (a) the two year anniversary of the date hereof; and (2) the date on which any of the Company’s securities are listed on a national securities exchange.

10.              Amendments and Waivers. Except as otherwise provided herein, additional parties may be added to this Agreement, and any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (a) the Company, (b) the holders of a majority of Voting Shares then held by the Voting Parties, and (c) the Pubco Majority Shareholder.

11.              Stock Splits, Stock Dividends, etc. In the event of any stock split, stock dividend, recapitalization, reorganization or the like, any securities issued with respect to Voting Shares held by Voting Parties shall become Voting Shares for purposes of this Agreement.

12.              Severability. In the event that any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

13.              Governing Law. This Agreement and the legal relations between the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of New York without reference to its conflicts of laws provisions.

14.              Counterparts. This Agreement may be executed in two or more counterparts, including by electronic signature and electronic delivery thereof, each of which shall be deemed an original and all of which together shall constitute one instrument.

15.              Successors and Assigns. Except as otherwise expressly provided in this Agreement, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

16.              Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties, and supersedes any prior agreement or understanding among the parties, with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

[Remainder of page intentionally left blank; signature page follows]

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IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be executed and delivered as a deed, as of the date first written above.

Executed as a deed by:

“COMPANY”

BTHC X, INC.

By:	/s/ George Syllantavos
Name:	George Syllantavos
Title:	Chief Executive Officer

[Company Signature Page to BTHC X, Inc. Majority Shareholder Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be executed and delivered as a deed, as of the date first written above.

Executed as a deed by:

“VOTING PARTIES”

RAMADA HOLDINGS, INC.

By:	/s/ George Syllantavos
Name:	George Syllantavos
Title:	Presidnet, CEO and Sole Director

STOCKSFIELD LIMITED

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Director

LEXALYTICS, INC.

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Director

[Voting Party Signature Page to BTHC X, Inc. Majority Shareholder Voting Agreement]